

-------------------------------------------------------------------------------------------------------------------------
                             PMA Capital Corporation
                             Statistical Supplement
                              Fourth Quarter - 2003
---------------------------------------------------------------------------------------------------------------------------

                                Table of Contents
                                -----------------
                                                                                                                          Page
Consolidated Highlights:
Selected Financial Data                                                                                                   1
Selected Financial Data - Full Year                                                                                       2
Consolidated Statements of Operations - Per Share Data                                                                    3
Consolidated Statements of Operations                                                                                     4
Consolidated Statements of Operations - Full Year                                                                         5
Consolidated Balance Sheets                                                                                               6
Invested Assets and Net Investment Income, Debt, Other Assets and Liabilities                                             7

Segment Information:
Statements of Operations - Consolidating - Full Year                                                                8  -  9
Insurance Ratios - Consolidating - Full Year                                                                       10  - 11
Statements of Operations - Consolidating - Fourth Quarter                                                          12  - 13
Insurance Ratios - Consolidating - Fourth Quarter                                                                  14  - 15
Statements of Operations - PMA Insurance Group                                                                           16
Insurance Ratios - PMA Insurance Group                                                                                   17
Statements of Operations - PMA Re                                                                                        18
Insurance Ratios - PMA Re                                                                                                19
Statements of Operations - Run-off Operations                                                                            20
Statements of Operations - Corporate & Other                                                                             21

Operating Cash Flow Information:
Operating Cash Flows - Consolidated                                                                                      22
Operating Cash Flows - PMA Insurance Group                                                                               23
Operating Cash Flows - PMA Re                                                                                            24
Operating Cash Flows - Run-off Operations                                                                                25

Statutory Financial Information:
Statutory Surplus and Statutory Financial Information                                                                    27

Other Information:
Industry Ratings and Market Information                                                                                  28

Legend:
NM - Not Meaningful
NA - Not Applicable


        Note: Operating income (loss), which we define as net income (loss) under GAAP excluding net realized investment gains and losses, is the financial performance measure used by our management and Board of Directors to evaluate and assess the results of our insurance businesses. Accordingly, we report operating income by segment in the disclosures required under SFAS No. 131, "Disclosures About Segments of an Enterprise and Related Information." Our management and Board of Directors use operating income (loss) as the measure of financial performance for our insurance operations because (i) net realized investment gains and losses are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments and (ii) in many instances, decisions to buy and sell securities are made at the holding company level, and such decisions result in net realized gains and losses that do not relate to the operations of the individual segments. Operating income (loss) does not replace net income (loss) as the GAAP measure of our consolidated results of operations. See page 1 and 2 for reconciliations of operating results by segment to GAAP net income (loss).



                                                                             PMA Capital Corporation
                                                                             Selected Financial Data
                                                                (Dollar Amounts in Thousands, Except Per Share Data)

                                                     4th           1st           2nd           3rd         4th       % Change
                                                   Quarter       Quarter       Quarter       Quarter      Quarter       4th
                                                    2002          2003          2003          2003         2003       Quarter
                                                 -----------------------------------------------------------------------------

 Net Premiums Written by Segment:
      PMA Insurance Group                         $  73,549     $ 194,239     $ 119,440     $ 149,130     $ 140,784       91.4%
      PMA Re 1                                      185,870       158,579       172,464       139,770       124,261      -33.1%
      Run-off Operations 2                          (14,189)       (1,704)       (1,124)       (3,389)          592       NM
      Corporate & Other                                (228)         (256)         (124)         (228)         (180)      21.1%
                                                  ---------     ---------     ---------     ---------     ---------     ------
    Net premiums written                          $ 245,002     $ 350,858     $ 290,656     $ 285,283     $ 265,457        8.3%
                                                  =========     =========     =========     =========     =========     ======

 Major Components of Net Income (Loss):
    Pre-tax operating income (loss) by
         segment:
      PMA Insurance Group                         $   5,838     $   8,340     $   6,838     $   7,345     $    (982)      NM
      PMA Re 1                                      (28,480)        8,577        13,107      (113,673)       12,556       NM
      Run-off Operations 2                               (4)            1            (3)            3          (819)      NM
      Corporate & Other                              (3,148)       (4,674)       (5,564)       (6,259)       (6,319)      NM
                                                  ---------     ---------     ---------     ---------     ---------     ------
    Pre-tax operating income (loss)                 (25,794)       12,244        14,378      (112,584)        4,436       NM
    Net realized investment gains                     3,943         4,355         4,451         1,392         3,582      -9.2%
                                                  ---------     ---------     ---------     ---------     ---------     ------
    Pre-tax income (loss)                           (21,851)       16,599        18,829      (111,192)        8,018       NM
    Income tax expense (benefit)                    (11,448)        5,897         6,662       (14,786)       28,050       NM
                                                  ---------     ---------     ---------     ---------     ---------     ------
    Net income (loss)                             $ (10,403)    $  10,702     $  12,167     $ (96,406)    $ (20,032)    -92.6%
                                                  =========     =========     =========     =========     =========     ======
    After-tax operating income (loss)             $ (12,966)    $   7,871     $   9,274     $ (97,311)    $ (22,360)    -72.5%
                                                  =========     =========     =========     =========     =========     ======

 Diluted Earnings (Loss) Per Share:
    Net income (loss)                             $   (0.33)    $    0.34     $    0.39     $   (3.08)    $   (0.64)    -93.9%
    Less the impact of:
    Realized gains after tax                           0.08          0.09          0.09          0.03          0.07     -12.5%
                                                  ---------     ---------     ---------     ---------     ---------     ------
    After-tax operating income (loss)             $   (0.41)    $    0.25     $    0.30     $   (3.11)    $   (0.71)    -73.2%
                                                  =========     =========     =========     =========     =========     ======
 Capitalization:
    Debt                                          $ 151,250     $ 131,250     $ 176,250     $ 186,250     $ 187,566       24.0%
    Shareholders' equity excluding
         FAS 115 unrealized gain                    548,128       555,198       565,081       465,943       432,284      -21.1%
                                                  ---------     ---------     ---------     ---------     ---------     ------
    Total capitalization excluding
         FAS 115 unrealized gain                    699,378       686,448       741,331       652,193       619,850      -11.3%
    FAS 115 unrealized gain                          33,262        33,170        52,666        37,830        31,383      -5.6%
                                                  ---------     ---------     ---------     ---------     ---------     ------
    Total capitalization including
         FAS 115 unrealized gain                  $ 732,640     $ 719,618     $ 793,997     $ 690,023     $ 651,233      -11.1%
                                                  =========     =========     =========     =========     =========     ======

 Book Value Per Share:
    Excluding FAS 115 unrealized gain             $   17.50     $   17.72     $   18.04     $   14.87     $   13.80      -21.1%
    Including FAS 115 unrealized gain             $   18.56     $   18.78     $   19.72     $   16.08     $   14.80      -20.3%

 Debt to Total Capital:
    Excluding FAS 115 unrealized gain                  21.6%         19.1%         23.8%         28.6%         30.2%      39.8%
    Including FAS 115 unrealized gain                  20.6%         18.2%         22.2%         27.0%         28.8%      39.8%

 Interest Coverage:
    Income before interest and income taxes
        to interest expense                              NM         10.44          9.46            NM            NM     NM

    Operating income before interest
        and income taxes to interest expense             NM          7.96          7.46            NM            NM     NM




1    On November 6, 2003 we announced our decision to withdraw from the reinsurance business previously served by PMA Re. This segment is currently in run-off.

2    Formerly known as Caliber One.



                             PMA Capital Corporation
                             Selected Financial Data
              (Dollar Amounts in Thousands, Except Per Share Data)

                                                             Twelve      Twelve       % Change
                                                             Months      Months        Twelve
                                                              2003        2002         Months
                                                         -------------------------------------
       Net Premiums Written by Segment:
             PMA Insurance Group                         $   603,593    $   452,276      33.5%
             PMA Re 1                                        595,074        639,039      -6.9%
             Run-off Operations 2                             (5,625)        14,563        NM
             Corporate & Other                                  (788)          (881)     10.6%
                                                         -----------    -----------    ------
           Net premiums written                          $ 1,192,254    $ 1,104,997       7.9%
                                                         ===========    ===========    ======

       Major Components of Net Income (Loss):
           Pre-tax operating income (loss) by segment:
             PMA Insurance Group                         $    21,541    $    25,346     -15.0%
             PMA Re 1                                        (79,433)        13,422        NM
             Run-off Operations 2                               (818)       (87,501)     99.1%
             Corporate & Other                               (22,816)       (14,339)    -59.1%
                                                         -----------    -----------    ------
           Pre-tax operating loss                            (81,526)       (63,072)    -29.3%
           Net realized investment gains (losses)             13,780        (16,085)       NM
                                                         -----------    -----------    ------
           Pre-tax loss                                      (67,746)       (79,157)     14.4%
           Income tax expense (benefit)                       25,823        (31,133)       NM
                                                         -----------    -----------    ------
           Net loss                                      $   (93,569)   $   (48,024)    -94.8%
                                                         ===========    ===========    ======
           After-tax operating loss                      $  (102,526)   $   (37,569)       NM
                                                         ===========    ===========    ======

       Diluted Earnings (Loss) Per Share:
           Net loss                                      $     (2.99)   $     (1.53)    -95.4%
           Less the impact of:
            Realized gains (losses) after tax                   0.28          (0.33)       NM
                                                         -----------    -----------    ------
           After-tax operating loss                      $     (3.27)   $     (1.20)       NM
                                                         ===========    ===========    ======


1    On November 6, 2003 we announced our decision to withdraw from the reinsurance business previously served by PMA Re. This segment is currently in run-off.

2    Formerly known as Caliber One.






                                                                   PMA Capital Corporation
                                                   Consolidated Statements of Operations - Per Share Data


                                              4th          1st           2nd         3rd         4th          Twelve       Twelve
                                            Quarter      Quarter       Quarter     Quarter     Quarter        Months       Months
                                             2002         2003          2003        2003        2003          2003         2002
                                      ----------------------------------------------------------------------------------------------

Diluted Earnings (Loss) Per Share:

Net income (loss)                           $ (0.33)      $ 0.34       $ 0.39      $ (3.08)      $ (0.64)      $ (2.99)     $ (1.53)
                                        ============ ============ ============ ============ =============   =========== ============

Pre-tax operating income (loss)             $ (0.82)      $ 0.39       $ 0.46      $ (3.59)       $ 0.14       $ (2.60)     $ (2.02)
                                        ============ ============ ============ ============ =============   =========== ============

After-tax operating income (loss)           $ (0.41)      $ 0.25       $ 0.30      $ (3.11)      $ (0.71)      $ (3.27)     $ (1.20)
                                        ============ ============ ============ ============ =============   =========== ============

Diluted weighted average common
        shares outstanding                31,328,922   31,328,922   31,331,197   31,328,965    31,333,881    31,330,183   31,284,848
                                        ============ ============ ============ ============ =============   =========== ============

                                        --------------------------------------------------------------------------------------------

Dividends declared:
         Class A Common stock               $ 0.105      $ 0.105      $ 0.105      $ 0.105           $ -       $ 0.315       $ 0.42

Actual common shares issued
        and outstanding                  31,328,922   31,328,922   31,328,922   31,329,063    31,334,403    31,334,403   31,328,922
                                        ============ ============ ============ ============ =============   =========== ============

------------------------------------------------------------------------------------------------------------------------------------

Class A Common Stock prices:
         High                               $ 15.30      $ 15.00      $ 12.30      $ 12.85       $ 14.17       $ 15.00      $ 25.99
         Low                                $ 12.37       $ 6.67       $ 6.44      $ 11.71        $ 3.97        $ 3.97      $ 12.37
         Close                              $ 14.33       $ 6.77      $ 12.12      $ 12.53        $ 5.12        $ 5.12      $ 14.33





                                                                PMA Capital Corporation
                                                         Consolidated Statements of Operations
                                                                        (In Thousands)

                                              4th         1st          2nd       3rd         4th     % Change
                                            Quarter     Quarter      Quarter   Quarter     Quarter      4th
                                             2002        2003         2003      2003        2003       Quarter
                                         ----------------------------------------------------------------------

       Gross Premiums Written               $ 283,303   $ 419,694  $ 361,899  $ 352,380   $ 295,671      4.4%
                                            =========   =========  =========  =========   =========   ======

       Net Premiums Written                 $ 245,002   $ 350,858  $ 290,656  $ 285,283   $ 265,457      8.3%
                                            =========   =========  =========  =========   =========   ======

       Revenues:
       Net premiums earned                  $ 263,806   $ 274,070  $ 285,622  $ 293,482   $ 344,991     30.8%
       Net investment income                   21,008      17,645     17,780     17,167      16,331    -22.3%
       Net realized investment gains            3,943       4,355      4,451      1,392       3,582     -9.2%
       Other revenues                           3,859       7,000      4,766      4,147       4,466     15.7%
                                            ---------   ---------  ---------  ---------   ---------   ------
             Total revenues                   292,616     303,070    312,619    316,188     369,370     26.2%
                                            ---------   ---------  ---------  ---------   ---------   ------

       Expenses:
       Losses and loss adjustment expenses    250,698     202,585    193,074    335,789     266,899      6.5%
       Acquisition expenses                    55,782      56,220     72,215     63,221      64,790     16.1%
       Operating expenses                       6,237      23,872     24,222     23,327      32,251   NM
       Dividends to policyholders                 111       2,036      2,054      2,090      (5,539)  NM
       Interest expense                         1,639       1,758      2,225      2,953       2,951     80.0%
                                            ---------   ---------  ---------  ---------   ---------   ------
             Total losses and expenses        314,467     286,471    293,790    427,380     361,352     14.9%
                                            ---------   ---------  ---------  ---------   ---------   ------

       Pre-tax income (loss)                  (21,851)     16,599     18,829   (111,192)      8,018   NM
                                            ---------   ---------  ---------  ---------   ---------   ------

       Income tax expense (benefit):
             Current                           (3,606)       --          221       (221)       --     NM
             Deferred                          (7,842)      5,897      6,441    (14,565)     28,050   NM
                                            ---------   ---------  ---------  ---------   ---------   ------

       Total income tax expense (benefit)     (11,448)      5,897      6,662    (14,786)     28,050   NM
                                            ---------   ---------  ---------  ---------   ---------   ------

       Net income (loss)                    $ (10,403)  $  10,702  $  12,167  $ (96,406)  $ (20,032)  -92.6%
                                            =========   =========  =========  =========   =========   ======

       Pre-tax operating income (loss)      $ (25,794)  $  12,244  $  14,378  $(112,584)  $   4,436   NM
                                            =========   =========  =========  =========   =========   ======

       After-tax operating income (loss)    $ (12,966)  $   7,871  $   9,274  $ (97,311)  $ (22,360)  -72.5%
                                            =========   =========  =========  =========   =========   ======



                                                            PMA Capital Corporation
                                                     Consolidated Statements of Operations
                                                                (In Thousands)

                                                Twelve           Twelve         % Change
                                                Months           Months           Twelve
                                                 2003             2002            Months
                                           ----------------------------------------------
       Gross Premiums Written                   $ 1,429,644    $ 1,386,546        3.1%
                                                ===========    ===========    ===========

       Net Premiums Written                     $ 1,192,254    $ 1,104,997        7.9%
                                                ===========    ===========    ===========

       Revenues:
       Net premiums earned                      $ 1,198,165    $   991,011       20.9%
       Net investment income                         68,923         84,881      -18.8%
       Net realized investment gains (losses)        13,780        (16,085)       NM
       Other revenues                                20,379         15,330       32.9%
                                                -----------    -----------    -----------
             Total revenues                       1,301,247      1,075,137       21.0%
                                                -----------    -----------    -----------

       Expenses:
       Losses and loss adjustment expenses          998,347        823,658       21.2%
       Acquisition expenses                         256,446        216,984       18.2%
       Operating expenses                           103,672        102,808        0.8%
       Dividends to policyholders                       641          7,587      -91.6%
       Interest expense                               9,887          3,257      203.6%
                                                -----------    -----------    -----------
             Total losses and expenses            1,368,993      1,154,294       18.6%
                                                -----------    -----------    -----------

       Pre-tax loss                                 (67,746)       (79,157)      14.4%
                                                -----------    -----------    -----------

       Income tax expense (benefit):
             Current                                   --           (3,606)     100.0%
             Deferred                                25,823        (27,527)       NM
                                                -----------    -----------    -----------

       Total income tax expense (benefit)            25,823        (31,133)       NM
                                                -----------    -----------    -----------

       Net loss                                 $   (93,569)   $   (48,024)     -94.8%
                                                ===========    ===========    ===========

       Pre-tax operating loss                   $   (81,526)   $   (63,072)     -29.3%
                                                ===========    ===========    ===========

       After-tax operating loss                 $  (102,526)   $   (37,569)       NM
                                                ===========    ===========    ===========





                                                                       PMA Capital Corporation
                                                                     Consolidated Balance Sheets
                                                                            (In Thousands)

                                             4th                1st                2nd                 3rd                 4th
                                           Quarter            Quarter            Quarter             Quarter             Quarter
                                            2002               2003               2003                2003                2003
                                      ----------------------------------------------------------------------------------------------
Assets:
Investments in fixed maturities
        available for sale                 $ 1,529,924        $ 1,641,593         $ 1,741,879        $ 1,807,977        $ 1,854,555
Short-term investments                         298,686            199,782             282,366            187,320            151,332
Short-term investments,
        loaned securities collateral                 -            108,513             185,566            113,978              6,300
Cash                                            43,853              4,635              12,556             34,954             28,963
                                      -----------------  -----------------  --------------------------------------------------------
      Total investments and cash             1,872,463          1,954,523           2,222,367          2,144,229          2,041,150

Accrued investment income                       18,600             22,426              19,357             23,764             20,870
Premiums receivable                            363,675            457,528             394,065            379,041            364,125
Reinsurance receivables                      1,295,083          1,314,103           1,307,506          1,252,928          1,220,320
Deferred income taxes                           94,074             88,410              70,928             93,181             76,962
Deferred acquisition costs                      89,222            103,275             108,740            105,089             83,975
Funds held by reinsureds                       157,479            168,597             165,533            153,263            124,695
Other assets                                   215,198            222,595             249,110            255,292            255,861
                                      -----------------  -----------------  ------------------ ------------------ ------------------
      Total assets                         $ 4,105,794        $ 4,331,457         $ 4,537,606        $ 4,406,787        $ 4,187,958
                                      =================  =================  ================== ================== ==================

Liabilities:
Unpaid losses and loss adjustment
        expenses                           $ 2,449,890        $ 2,448,147         $ 2,430,276        $ 2,486,776        $ 2,541,318
Unearned premiums                              405,379            484,789             499,960            490,461            403,708
Debt                                           151,250            131,250             176,250            186,250            187,566
Accounts payable, accrued expenses
      and other liabilities                    253,175            281,920             301,049            297,028            314,830
Funds held under reinsurance treaties          249,670            273,469             311,081            313,688            262,105
Dividends to policyholders                      14,998             14,981              15,669             14,851              8,479
Payable under securities loan
        agreements                                  42            108,533             185,574            113,960              6,285
                                      -----------------  -----------------  ------------------ ------------------ ------------------
      Total liabilities                      3,524,404          3,743,089           3,919,859          3,903,014          3,724,291
                                      -----------------  -----------------  ------------------ ------------------ ------------------

Shareholders' Equity:
Class A Common stock                           171,090            171,090             171,090            171,090            171,090
Additional paid-in capital                     109,331            109,331             109,331            109,331            109,331
Retained earnings                              319,014            326,425             335,304            235,607            216,115
Accumulated other comprehensive
        income                                  34,552             34,119              54,621             40,341             19,622
Notes receivable from officers                     (62)               (62)                (64)               (64)               (65)
Treasury stock, at cost                        (52,535)           (52,535)            (52,535)           (52,532)           (52,426)
                                      -----------------  -----------------  ------------------ ------------------ ------------------
      Total shareholders' equity               581,390            588,368             617,747            503,773            463,667
                                      -----------------  -----------------  ------------------ ------------------ ------------------
      Total liabilities and
        shareholders' equity               $ 4,105,794        $ 4,331,457         $ 4,537,606        $ 4,406,787        $ 4,187,958
                                      =================  =================  ================== ================== ==================





                                                                    PMA Capital Corporation
                                                            Invested Assets and Net Investment Income
                                                                     (Dollars in Thousands)

                                        4th          1st           2nd          3rd          4th           Twelve       Twelve
                                      Quarter      Quarter       Quarter      Quarter      Quarter         Months       Months
                                       2002         2003          2003         2003         2003           2003          2002
                                    -----------------------------------------------------------------   ------------  -----------

Total Investments & Cash
As Reported                        $ 1,872,463  $ 1,954,523   $ 2,222,367  $ 2,144,229  $ 2,041,150    $ 2,041,150   $ 1,872,463
Less:
     Securities Lending Activity            42       108,533      185,574      113,960         6,285          6,285           42
     Unrealized Gain                    51,172        51,031       81,025       58,200        48,282         48,282       51,172
                                    -----------  ------------  -----------  -----------  ------------   ------------  -----------
     Total Adjusted Investments
         & Cash                    $ 1,821,249  $ 1,794,959   $ 1,955,768  $ 1,972,069  $ 1,986,583    $ 1,986,583   $ 1,821,249
                                    ===========  ============  ===========  ===========  ============   ============  ===========

Net Investment Income
As Reported                           $ 21,008      $ 17,645     $ 17,780     $ 17,167      $ 16,331       $ 68,923     $ 84,881
Funds Held:
      Assumed                            5,997         1,036        1,940        1,316          (296)         3,996       14,873
      Ceded                             (5,740)       (3,859)      (3,567)      (3,551)       (3,427)       (14,404)     (17,762)
                                    -----------  ------------  -----------  -----------  ------------   ------------  -----------
Total Funds Held                           257        (2,823)      (1,627)      (2,235)       (3,723)       (10,408)      (2,889)
                                    -----------  ------------  -----------  -----------  ------------   ------------  -----------

     Total Adjusted Investment
        Income                        $ 20,751      $ 20,468     $ 19,407     $ 19,402      $ 20,054       $ 79,331     $ 87,770
                                    ===========  ============  ===========  ===========  ============   ============  ===========

Yield
As Reported                              4.49%         3.69%        3.41%        3.15%         3.12%          3.37%        4.50%
Investment Portfolio                     4.56%         4.53%        4.14%        3.95%         4.05%          4.16%        5.07%

Duration (in years)                        3.5           3.8          3.8          3.9           3.9            3.9          3.5



------------------------------------------------------------------------------------------------------------------------------------
                                                       PMA Capital Corporation
                                                                Debt
                                                       (Dollars in Thousands)


                                                                  Amount
                                                                Outstanding                 Maturity
                                                               -------------------------------------------
       4.25% convertible debt                                             $ 86,250           2022 1
       Trust preferred debt 2                                               43,816           2033
       8.50% senior notes                                                   57,500           2018
                                                               --------------------
       Total long-term debt                                              $ 187,566
                                                               ====================

1 Holders of the Convertible Debt, at their option, may require us to repurchase all or a portion of their debentures on September 30, 2006, 2008, 2010, 2012 and 2017. This debt may be converted at any time, at the holder's option, at a current price of $16.368 per share.

2 The increase of $1.3 million in trust preferred debt at December 31, 2003, compared to September 30, 2003, is due to the application of the provisions of FASB Interpretation No. 46 ("FIN 46"), "Consolidation of Variable
     Interest Entities". Application of the provisions of FIN 46 required us to deconsolidate our wholly owned statutory trust subsidiaries, which resulted in an increase of $1.3 million of other assets and debt on our balance sheet.



                                                       PMA Capital Corporation
                                                    Other Assets and Liabilities
                                                        (Dollars in Millions)




Other Assets                                    12/31/2003     Other Liabilities                                    12/31/2003
------------                           --------------------    -----------------                           --------------------

Deposit assets (FASB #113)                          $ 49.2     Deposit liabilities (FASB #113)                          $ 76.1
Investment in Cathedral                               34.2     Escrow liabilities                                         38.1
PP&E                                                  32.1     Premium surcharges                                         34.3
Prepaid reinsurance premiums                          30.3     Pension liabilities                                        30.6
Receivables- self-insured &                                    Premium taxes and other assessments                        26.2
    large deductible clients                          29.8     Ceded premiums payable                                     15.4
Prepaid pension asset                                 22.3     Accrued commissions                                        15.4
Escrow                                                22.2     Accrued postretirement benefits                            13.5
Other                                                 35.8     Accounts payable and other liabilities                     65.2

                                       --------------------                                                --------------------
Total:                                             $ 255.9     Total:                                                  $ 314.8
                                       ====================                                                ====================





                                                                        PMA Capital Corporation
                                                                Statements of Operations - Consolidating
                                                                        Year Ended December 31, 2003
                                                                             (In Thousands)


                                                               PMA
                                                             Insurance                      Corporate      Run-off
                                                               Group          PMA Re 1      & Other 2    Operations 3   Consolidated
                                                           -------------------------------------------------------------------------

              Gross Premiums Written                        $   678,434    $   750,873    $      (788)   $     1,125    $ 1,429,644
                                                            ===========    ===========    ===========    ===========    ===========

              Net Premiums Written                          $   603,593    $   595,074    $      (788)   $    (5,625)   $ 1,192,254
                                                            ===========    ===========    ===========    ===========    ===========

              Revenues:
              Net premiums earned                           $   570,032    $   624,249    $      (788)   $     4,672    $ 1,198,165
              Net investment income                              32,907         32,513          1,529          1,974         68,923
              Other revenues                                     17,493           --              386          2,500         20,379
                                                            -----------    -----------    -----------    -----------    -----------
                     Operating revenues                         620,432        656,762          1,127          9,146      1,287,467
                                                            -----------    -----------    -----------    -----------    -----------

              Losses and Expenses:
              Losses and loss adjustment expenses               442,502        549,379           --            6,466        998,347
              Acquisition expenses                               90,575        164,944           --              927        256,446
              Operating expenses                                 65,173         21,872         14,056          2,571        103,672
              Dividends to policyholders                            641           --             --             --              641
                                                            -----------    -----------    -----------    -----------    -----------
                     Total losses and expenses                  598,891        736,195         14,056          9,964      1,359,106
                                                            -----------    -----------    -----------    -----------    -----------

              Operating income (loss) before income taxes
                     and interest expense                        21,541        (79,433)       (12,929)          (818)       (71,639)

              Interest expense                                     --             --            9,887           --            9,887
                                                            -----------    -----------    -----------    -----------    -----------

              Pre-tax operating income (loss)               $    21,541    $   (79,433)   $   (22,816)   $      (818)       (81,526)
                                                                           ===========    ===========    ===========    ===========

              Net realized investment gains                                                                                  13,780
                                                                                                                        -----------

              Pre-tax loss                                                                                              $   (67,746)
                                                                                                                        ===========

1 On November 6, 2003 we announced our decision to withdraw from the reinsurance business previously served by PMA Re. This segment is currently in run-off.

2 Corporate & Other includes the effect of eliminating transactions between the various Insurance Operations.

3    Formerly known as Caliber One.



                                                       PMA Capital Corporation
                                              Statements of Operations - Consolidating
                                                    Year Ended December 31, 2002
                                                           (In Thousands)


                                                              PMA
                                                            Insurance                      Corporate        Run-off
                                                              Group           PMA Re 1     & Other 2      Operations 3  Consolidated
                                                  ----------------------------------------------------------------------------------

               Gross Premiums Written                        $   515,332    $   776,787   $   (10,881)   $   105,308    $ 1,386,546
                                                             ===========    ===========   ===========    ===========    ===========
               Net Premiums Written                          $   452,276    $   639,039   $      (881)   $    14,563    $ 1,104,997
                                                             ===========    ===========   ===========    ===========    ===========
               Revenues:
               Net premiums earned                           $   410,266    $   551,513   $      (881)   $    30,113    $   991,011
               Net investment income                              35,613         48,736          (608)         1,140         84,881
               Other revenues                                     14,694           --             636           --           15,330
                                                             -----------    -----------   -----------    -----------    -----------
                      Operating revenues                         460,573        600,249          (853)        31,253      1,091,222
                                                             -----------    -----------   -----------    -----------    -----------
               Losses and Expenses:
               Losses and loss adjustment expenses               307,734        439,228          --           76,696        823,658
               Acquisition expenses                               71,874        134,146          --           10,964        216,984
               Operating expenses                                 48,032         13,453        10,229         31,094        102,808
               Dividends to policyholders                          7,587           --            --             --            7,587
                                                             -----------    -----------   -----------    -----------    -----------
                      Total losses and expenses                  435,227        586,827        10,229        118,754      1,151,037
                                                             -----------    -----------   -----------    -----------    -----------
               Operating income (loss) before income taxes
                      and interest expense                        25,346         13,422       (11,082)       (87,501)       (59,815)

               Interest expense                                     --             --           3,257           --            3,257
                                                             -----------    -----------   -----------    -----------    -----------

               Pre-tax operating income (loss)               $    25,346    $    13,422   $   (14,339)   $   (87,501)       (63,072)
                                                             ===========    ===========   ===========    ===========    ===========

               Net realized investment losses                                                                               (16,085)
                                                                                                                        -----------

               Pre-tax loss                                                                                             $   (79,157)
                                                                                                                        ===========



1 On November 6, 2003 we announced our decision to withdraw from the reinsurance business previously served by PMA Re. This segment is currently in run-off.

2 Corporate & Other includes the effect of eliminating transactions between the various Insurance Operations.

3    Formerly known as Caliber One.





                                                        PMA Capital Corporation
                                                             Insurance Ratios
                                                      Year Ended December 31, 2003

                                                          PMA
                                                        Insurance
                                                         Group 1          PMA Re2
                                                    -------------------------------

Ratios - GAAP Basis:


Loss and LAE ratio                                          77.6%            88.0%
                                                    --------------   --------------

Expense ratio:
               Acquisition expenses                         15.9%            26.4%
               Operating expenses                            9.2%             3.5%
                                                    --------------   --------------
               Total expense ratio                          25.1%            29.9%
                                                    --------------   --------------

Policyholders' dividend ratio                                0.1%               NA

                                                    --------------   --------------
Combined ratio                                             102.8%           117.9%
                                                    ==============   ==============

Net investment income ratio                                 -5.8%            -5.2%
                                                    --------------   --------------
Operating ratio                                             97.0%           112.7%
                                                    ==============   ==============


1 The operating expense ratio and the combined ratio are computed based on $52.2 million of insurance-related operating expenses.

2 On November 6, 2003 we announced our decision to withdraw from the reinsurance business previously served by PMA Re. This segment is currently in run-off.





                                                                          PMA Capital Corporation
                                                                              Insurance Ratios
                                                                          Year Ended December 31, 2002


                                                                        PMA
                                                                     Insurance
                                                                      Group1                PMA Re2
                                                               --------------------------------------------
Ratios - GAAP Basis:
Loss and LAE ratio                                                            75.0%                  79.6%
                                                               ---------------------  ---------------------

Expense ratio:
              Acquisition expenses                                            17.5%                  24.3%
              Operating expenses                                               8.9%                   2.5%
                                                               ---------------------  ---------------------
              Total expense ratio                                             26.4%                  26.8%
                                                               ---------------------  ---------------------

Policyholders' dividend ratio                                                  1.8%                     NA

                                                               ---------------------  ---------------------
Combined ratio                                                               103.2%                 106.4%
                                                               =====================  =====================

Net investment income ratio                                                   -8.7%                  -8.8%
                                                               ---------------------  ---------------------
Operating ratio                                                               94.5%                  97.6%
                                                               =====================  =====================


1 The operating expense ratio and the combined ratio are computed based on $36.7 million of insurance-related operating expenses.

2 On November 6, 2003 we announced our decision to withdraw from the reinsurance business previously served by PMA Re. This segment is currently in run-off.





                                                                PMA Capital Corporation
                                                       Statements of Operations - Consolidating
                                                        Three Months Ended December 31, 2003
                                                                    (In Thousands)

                                                PMA
                                             Insurance                       Corporate        Run-off
                                               Group         PMA Re1         & Other2       Operations3      Consolidated
                                          ---------------------------------------------------------------------------------

Gross Premiums Written                         $ 161,487       $ 133,783          $ (180)          $ 581         $ 295,671
                                          =============== ===============  ==============  ==============  ================

Net Premiums Written                           $ 140,784       $ 124,261          $ (180)          $ 592         $ 265,457
                                          =============== ===============  ==============  ==============  ================

Revenues:
Net premiums earned                            $ 177,474       $ 168,646          $ (180)         $ (949)        $ 344,991
Net investment income                              8,299           7,481              17             534            16,331
Other revenues                                     4,407               -              59               -             4,466
                                          --------------- ---------------  --------------  --------------  ----------------
    Operating revenues                           190,180         176,127            (104)           (415)          365,788
                                          --------------- ---------------  --------------  --------------  ----------------

Losses and Expenses:
Losses and loss adjustment expenses              154,069         112,021               -             809           266,899
Acquisition expenses                              24,354          40,436               -               -            64,790
Operating expenses                                18,278          11,114           3,264            (405)           32,251
Dividends to policyholders                        (5,539)              -               -               -            (5,539)
                                          --------------- ---------------  --------------  --------------  ----------------
    Total losses and expenses                    191,162         163,571           3,264             404           358,401
                                          --------------- ---------------  --------------  --------------  ----------------

Operating income (loss) before income taxes
    and interest expense                            (982)         12,556          (3,368)           (819)            7,387

Interest expense                                       -               -           2,951               -             2,951
                                          --------------- ---------------  --------------  --------------  ----------------

Pre-tax operating income (loss)                   $ (982)       $ 12,556        $ (6,319)         $ (819)            4,436
                                          =============== ===============  ==============  ==============

Net realized investment gains                                                                                        3,582
                                                                                                           ----------------

Pre-tax income                                                                                                     $ 8,018
                                                                                                           ================


1 On November 6, 2003 we announced our decision to withdraw from the reinsurance business previously served by PMA Re. This segment is currently in run-off.

2 Corporate & Other includes the effect of eliminating transactions between the various Insurance Operations.

3    Formerly known as Caliber One.





                                                                        PMA Capital Corporation
                                                                Statements of Operations - Consolidating
                                                                 Three Months Ended December 31, 2002
                                                                             (In Thousands)

                                                PMA
                                             Insurance                       Corporate        Run-off
                                               Group         PMA Re1         & Other2       Operations3      Consolidated
                                          ---------------------------------------------------------------------------------

Gross Premiums Written                          $ 91,886       $ 201,814       $ (10,228)         $ (169)        $ 283,303
                                          =============== ===============  ==============  ==============  ================

Net Premiums Written                            $ 73,549       $ 185,870          $ (228)      $ (14,189)        $ 245,002
                                          =============== ===============  ==============  ==============  ================

Revenues:
Net premiums earned                            $ 100,736       $ 164,970          $ (228)       $ (1,672)        $ 263,806
Net investment income                              8,611          11,588             245             564            21,008
Other revenues                                     3,807               -              52               -             3,859
                                          --------------- ---------------  --------------  --------------  ----------------
    Operating revenues                           113,154         176,558              69          (1,108)          288,673
                                          --------------- ---------------  --------------  --------------  ----------------

Losses and Expenses:
Losses and loss adjustment expenses               77,185         167,798               -           5,715           250,698
Acquisition expenses                              17,753          36,009               -           2,020            55,782
Operating expenses                                12,267           1,231           1,578          (8,839)            6,237
Dividends to policyholders                           111               -               -               -               111
                                          --------------- ---------------  --------------  --------------  ----------------
    Total losses and expenses                    107,316         205,038           1,578          (1,104)          312,828
                                          --------------- ---------------  --------------  --------------  ----------------

Operating income (loss) before income taxes
    and interest expense                           5,838         (28,480)         (1,509)             (4)          (24,155)

Interest expense                                       -               -           1,639               -             1,639
                                          --------------- ---------------  --------------  --------------  ----------------

Pre-tax operating income (loss)                  $ 5,838       $ (28,480)       $ (3,148)           $ (4)          (25,794)
                                          =============== ===============  ==============  ==============

Net realized investment losses                                                                                       3,943
                                                                                                           ----------------

Pre-tax income                                                                                                   $ (21,851)
                                                                                                           ================


1 On November 6, 2003 we announced our decision to withdraw from the reinsurance business previously served by PMA Re. This segment is currently in run-off.

2 Corporate & Other includes the effect of eliminating transactions between the various Insurance Operations.

3    Formerly known as Caliber One.



                                           PMA Capital Corporation
                                              Insurance Ratios
                                    Three Months Ended December 31, 2003

                                                                          PMA
                                                                       Insurance
                                                                        Group1                 PMA Re2
                                                                 ---------------------------------------------
Ratios - GAAP Basis:


Loss and LAE ratio                                                              86.8%                   66.4%
                                                                 ---------------------   ---------------------
Expense ratio:
               Acquisition expenses                                             13.7%                   24.0%
               Operating expenses                                                8.2%                    6.6%
                                                                 ---------------------   ---------------------
               Total expense ratio                                              21.9%                   30.6%
                                                                 ---------------------   ---------------------

Policyholders' dividend ratio                                                   -3.1%                      NA

                                                                 ---------------------   ---------------------
Combined ratio                                                                 105.6%                   97.0%
                                                                 =====================   =====================

Net investment income ratio                                                     -4.7%                   -4.4%
                                                                 ---------------------   ---------------------
Operating ratio                                                                100.9%                   92.6%
                                                                 =====================   =====================


1 The operating expense ratio and the combined ratio are computed based on $14.5 million of insurance-related operating expenses.

2 On November 6, 2003 we announced our decision to withdraw from the reinsurance business previously served by PMA Re. This segment is currently in run-off.




                                           PMA Capital Corporation
                                              Insurance Ratios
                                    Three Months Ended December 31, 2002

                                                            PMA
                                                         Insurance
                                                           Group1                 PMA Re2
                                                   ---------------------------------------------

Ratios - GAAP Basis:


Loss and LAE ratio                                                76.6%                  101.7%
                                                   ---------------------   ---------------------

Expense ratio:
               Acquisition expenses                               17.6%                   21.8%
               Operating expenses                                  9.2%                    0.8%
                                                   ---------------------   ---------------------
               Total expense ratio                                26.8%                   22.6%
                                                   ---------------------   ---------------------

Policyholders' dividend ratio                                      0.1%                      NA

                                                   ---------------------   ---------------------
Combined ratio                                                   103.5%                  124.3%
                                                   =====================   =====================

Net investment income ratio                                       -8.5%                   -7.0%
                                                   ---------------------   ---------------------
Operating ratio                                                   95.0%                  117.3%
                                                   =====================   =====================


1 The operating expense ratio and the combined ratio are computed based on $9.3 million of insurance-related operating expenses.

2 On November 6, 2003 we announced our decision to withdraw from the reinsurance business previously served by PMA Re. This segment is currently in run-off.




                                                            PMA Capital Corporation
                                                 Statements of Operations - PMA Insurance Group
                                                          (Dollar Amounts in Thousands)

                                        4th        1st        2nd        3rd       4th     Twelve    Twelve   % Change  % Change
                                      Quarter    Quarter    Quarter    Quarter   Quarter   Months    Months     4th      Twelve
                                       2002       2003       2003       2003      2003      2003      2002    Quarter   Months
                                   --------------------------------------------------------------------------------------------

Gross Premiums Written               $ 91,886  $ 213,721  $ 133,968  $ 169,258 $ 161,487 $ 678,434 $ 515,332    75.7%    31.6%
                                     ========  =========  =========  ========= ========= ========= =========    =====    ======
Net Premiums Written                 $ 73,549  $ 194,239  $ 119,440  $ 149,130 $ 140,784 $ 603,593 $ 452,276    91.4%    33.5%
                                     ========  =========  =========  ========= ========= ========= =========    =====    ======

Revenues:
Net premiums earned                 $ 100,736  $ 116,241  $ 134,350  $ 141,967 $ 177,474 $ 570,032 $ 410,266    76.2%    38.9%
Net investment income                   8,611      8,271      8,203      8,134     8,299    32,907    35,613    -3.6%    -7.6%
Other revenues                          3,807      4,431      4,577      4,078     4,407    17,493    14,694    15.8%    19.0%
                                     --------  ---------  ---------  --------- --------- --------- ---------    -----    ------
      Operating revenues              113,154    128,943    147,130    154,179   190,180   620,432   460,573    68.1%    34.7%
                                     --------  ---------  ---------  --------- --------- --------- ---------    -----    ------

Losses and Expenses:
Losses and loss adjustment expenses    77,185     84,035     99,201    105,197   154,069   442,502   307,734    99.6%    43.8%
Acquisition expenses                   17,753     19,582     22,824     23,815    24,354    90,575    71,874    37.2%    26.0%
Operating expenses                     12,267     14,950     16,213     15,732    18,278    65,173    48,032    49.0%    35.7%
Dividends to policyholders                111      2,036      2,054      2,090    (5,539)      641     7,587       NM    91.6%
                                     --------  ---------  ---------  --------- --------- --------- ---------    -----    ------
      Total losses and expenses       107,316    120,603    140,292    146,834   191,162   598,891   435,227    78.1%    37.6%
                                     --------  ---------  ---------  --------- --------- --------- ---------    -----    ------
Pre-tax operating income (loss)       $ 5,838    $ 8,340    $ 6,838    $ 7,345    $ (982)   21,541    25,346       NM    15.0%
                                     ========  =========  =========  ========= ========= ========= =========    =====    ======





                                                                PMA Capital Corporation
                                                        Insurance Ratios - PMA Insurance Group

                                   4th        1st        2nd        3rd       4th     Twelve   Twelve  Point Chg.     Point Chg.
                                 Quarter    Quarter    Quarter    Quarter   Quarter   Months   Months  4th Quarter    Twelve Months
                                  2002       2003       2003       2003      2003      2003     2002   Better (Worse) Better (Worse)
                                 ---------------------------------------------------------------------------------------------------
Ratios - GAAP Basis:

Loss and LAE ratio                 76.6%      72.3%      73.8%      74.1%     86.8%     77.6%     75.0%  (10.2)      (2.6)

Expense ratio:
      Acquisition expenses         17.6%      16.8%      17.0%      16.8%     13.7%     15.9%     17.5%    3.9        1.6
      Operating expenses  1         9.2%      10.4%       9.6%       8.9%      8.2%      9.2%      8.9%    1.0       (0.3)
      Total expense ratio          26.8%      27.2%      26.6%      25.7%     21.9%     25.1%     26.4%    4.9        1.3

Policyholders' dividend ratio       0.1%       1.8%       1.5%       1.5%     -3.1%      0.1%      1.8%    3.2        1.7
Combined ratio                    103.5%     101.3%     101.9%     101.3%    105.6%    102.8%    103.2%   (2.1)       0.4

Net investment income ratio        -8.5%      -7.1%      -6.1%      -5.7%     -4.7%     -5.8%     -8.7%   (3.8)      (2.9)
Operating ratio                    95.0%      94.2%      95.8%      95.6%    100.9%     97.0%     94.5%   (5.9)      (2.5)


1 The operating expense ratio equals insurance-related operating expenses divided by net premiums earned. Insurance-related operating expenses were $9.3 million, $12.1 million, $12.9 million, $12.7 million and $14.5 million for the fourth quarter of 2002 and the first, second, third and fourth quarters of 2003, respectively.




                                                               PMA Capital Corporation
                                                           Statements of Operations - PMA Re 1
                                                              (Dollar Amounts in Thousands)

                               4th           1st          2nd         3rd          4th       Twelve       Twelve  % Change  % Change
                             Quarter       Quarter      Quarter     Quarter      Quarter     Months       Months     4th      Twelve
                              2002          2003         2003        2003         2003       2003         2002     Quarter    Months
                            --------------------------------------------------------------------------------------------------------

 Gross Premiums Written      $ 201,814    $ 206,119   $ 227,860   $ 183,111    $ 133,783   $ 750,873    $ 776,787   -33.7%   -3.3%
                             =========    =========   =========   =========    =========   =========    =========   ======  ======
 Net Premiums Written        $ 185,870    $ 158,579   $ 172,464   $ 139,770    $ 124,261   $ 595,074    $ 639,039   -33.1%   -6.9%
                             =========    =========   =========   =========    =========   =========    =========   ======  ======

Revenues:
Net premiums earned          $ 164,970    $ 151,239   $ 151,004   $ 153,360    $ 168,646   $ 624,249    $ 551,513     2.2%    13.2%
Net investment income           11,588        8,431       8,611       7,990        7,481      32,513       48,736   -35.4%   -33.3%
                             ---------    ---------   ---------   ---------    ---------   ---------    ---------   -----   -------
    Operating revenues         176,558      159,670     159,615     161,350      176,127     656,762      600,249    -0.2%     9.4%
                             ---------    ---------   ---------   ---------    ---------   ---------    ---------   -----   -------

Losses and Expenses:
Losses and loss adjustment
        expenses               167,798      112,675      93,280     231,403      112,021     549,379      439,228   -33.2%    25.1%
Acquisition expenses            36,009       35,773      49,329      39,406       40,436     164,944      134,146    12.3%    23.0%
Operating expenses               1,231        2,645       3,899       4,214       11,114      21,872       13,453      NM     62.6%
                             ---------    ---------   ---------   ---------    ---------   ---------    ---------   -----   -------
    Total losses and
        expenses               205,038      151,093     146,508     275,023      163,571     736,195      586,827   -20.2%    25.5%
                             ---------    ---------   ---------   ---------    ---------   ---------    ---------   -----   -------
Pre-tax operating income
        (loss)               $ (28,480)   $   8,577   $  13,107   $(113,673)   $  12,556     (79,433)      13,422      NM       NM
                             =========    =========   =========   =========    =========   =========    =========   ======  ======


1 On November 6, 2003 we announced our decision to withdraw from the reinsurance business previously served by PMA Re. This segment is currently in run-off.



                                                                          PMA Capital Corporation
                                                                        Insurance Ratios - PMA Re 1

                                 4th      1st      2nd     3rd     4th    Twelve    Twelve  Point Chg.     Point Chg.
                               Quarter  Quarter  Quarter Quarter Quarter  Months    Months  4th Quarter    Twelve Months
                                2002     2003     2003    2003    2003    2003      2002   Better (Worse) Better (Worse)
                               ------------------------------------------------------------------------------------------
Ratios - GAAP Basis:
Loss and LAE ratio              101.7%   74.5%   61.8%   150.9%   66.4%    88.0%    79.6%       35.3        (8.4)
                                ------   ------  -----   ------   -----    -----    -----       ----        -----
Expense ratio:
    Acquisition expenses         21.8%   23.7%   32.7%    25.7%   24.0%    26.4%    24.3%       (2.2)       (2.1)
    Operating expenses            0.8%    1.7%    2.5%     2.7%    6.6%     3.5%     2.5%       (5.8)       (1.0)
                                ------   ------  -----   ------   -----    -----    -----       ----        -----
    Total expense ratio          22.6%   25.4%   35.2%    28.4%   30.6%    29.9%    26.8%       (8.0)       (3.1)
                                ------   ------  -----   ------   -----    -----    -----       ----        -----
Combined ratio                  124.3%   99.9%   97.0%   179.3%   97.0%   117.9%   106.4%       27.3       (11.5)
                                =====    ======  =====   ======   =====    =====    =====       ====        =====

Net investment income ratio      -7.0%   -5.6%   -5.7%    -5.2%   -4.4%    -5.2%    -8.8%       (2.6)       (3.6)
                                ------   ------  -----   ------   -----    -----    -----       ----        -----
Operating ratio                 117.3%   94.3%   91.3%   174.1%   92.6%   112.7%    97.6%       24.7       (15.1)
                                =====    ======  =====   ======   =====    =====    =====       ====        =====


1 On November 6, 2003 we announced our decision to withdraw from the reinsurance business previously served by PMA Re. This segment is currently in run-off.




                                                                    PMA Capital Corporation
                                                        Statements of Operations - Run-off Operations 1
                                                                (Dollar Amounts in Thousands)

                                     4th         1st          2nd       3rd          4th        Twelve    Twelve  % Change  % Change
                                   Quarter     Quarter      Quarter   Quarter      Quarter      Months    Months    4th      Twelve
                                    2002        2003         2003      2003         2003        2003      2002     Quarter   Months
                               -----------------------------------------------------------------------------------------------------

Gross Premiums Written         $    (169)   $     110    $     195   $     239   $   581    $   1,125   $ 105,308    NM      -98.9%
                              ============  ============ ============  ========= ============ ============ ======= ==== ============

Net Premiums Written           $ (14,189)   $  (1,704)   $  (1,124)  $  (3,389)  $   592    $  (5,625)  $  14,563    NM       NM
                              ============  ============ ============  ========= ============ ============ ======= ==== ============
Revenues:
Net premiums earned            $  (1,672)   $   6,846    $     392   $  (1,617)  $  (949)   $   4,672   $  30,113    43.2%   -84.5%
Net investment income                564          361          528         551       534        1,974       1,140    -5.3%    73.2%
Other revenues                      --          2,500         --          --        --          2,500        --      NM      NM
                              ------------  ------------ ------------  --------- ------------ ------------ ------- ---- ------------
    Operating revenues            (1,108)       9,707          920      (1,066)     (415)       9,146      31,253    62.5%   -70.7%
                              ------------  ------------ ------------  --------- ------------ ------------ ------- ---- ------------

Losses and Expenses:
Losses and loss adjustment
        expenses                   5,715        5,875          593        (811)      809        6,466      76,696    -85.8%  -91.6%
Acquisition expenses               2,020          865           62        --        --            927      10,964   -100.0%  -91.5%
Operating expenses                (8,839)       2,966          268        (258)     (405)       2,571      31,094     95.4% - 91.7%
                              ------------  ------------ ------------  --------- ------------ ------------ ------- ---- ------------
    Total losses and expenses     (1,104)       9,706          923      (1,069)      404        9,964     118,754    NM      -91.6%
                              ------------  ------------ ------------  --------- ------------ ------------ ------- ---- ------------

Pre-tax operating income
        (loss)                 $      (4)   $       1    $      (3)  $       3   $  (819)   $    (818)  $ (87,501)   NM       99.1%
                              ============  ============ ============  ========= ============ ============ ======= ==== ============


1    Formerly known as Caliber One.





                                                                   PMA Capital Corporation
                                                         Statements of Operations - Corporate & Other
                                                                (Dollar Amounts in Thousands)

                                4th        1st         2nd        3rd         4th     Twelve        Twelve    % Change   % Change
                              Quarter    Quarter     Quarter    Quarter     Quarter   Months        Months       4th      Twelve
                               2002       2003        2003       2003        2003      2003         2002       Quarter     Months
                             -----------------------------------------------------------------------------------------------------

 Gross Premiums Written      $(10,228) $   (256)  $   (124)  $   (228)    $   (180) $   (788)    $(10,881)       98.2%     92.8%
                             ========  ========   ========   ========     ========  ========      ========    ========   ========

 Net Premiums Written        $   (228) $   (256)  $   (124)  $   (228)    $   (180) $   (788)    $   (881)       21.1%     10.6%
                             ========  ========   ========   ========     ========  ========      ========    ========   ========

Revenues:
Net premiums earned          $   (228) $   (256)  $   (124)  $   (228)    $   (180) $   (788)    $   (881)       21.1%     10.6%
Net investment income             245       582        438        492           17     1,529         (608)      -93.1%      NM
Other revenues                     52        69        189         69           59       386          636        13.5%    -39.3%
                             --------  --------   --------   --------     --------  --------      --------    --------   --------
    Operating revenues             69       395        503        333         (104)    1,127         (853)        NM        NM
                             --------  --------   --------   --------     --------  --------      --------    --------   --------

Losses and Expenses:
Operating expenses              1,578     3,311      3,842      3,639        3,264    14,056       10,229       106.8%     37.4%
                             --------  --------   --------   --------     --------  --------      --------    --------   --------
  Total losses and expenses     1,578     3,311      3,842      3,639        3,264    14,056       10,229       106.8%     37.4%
                             --------  --------   --------   --------     --------  --------      --------    --------   --------

Operating loss before
    income taxes and
    interest expense           (1,509)   (2,916)    (3,339)    (3,306)      (3,368)  (12,929)     (11,082)        NM      -16.7%

Interest expense                1,639     1,758      2,225      2,953        2,951     9,887        3,257        80.0%    203.6%
                             --------  --------   --------   --------     --------  --------      --------    --------   --------

Pre-tax operating loss       $ (3,148) $ (4,674)  $ (5,564)  $ (6,259)      (6,319)  (22,816)     (14,339)        NM      -59.1%
                             ========  ========   ========   ========     ========  ========      ========    ========   ========



                                                                        PMA Capital Corporation
                                                                   Operating Cash Flows - Consolidated
                                                                             (In Thousands)


                                      4th         1st             2nd           3rd           4th          Twelve         Twelve
                                    Quarter     Quarter         Quarter       Quarter       Quarter        Months         Months
                                     2002        2003            2003          2003          2003           2003          2002
                                ---------------------------------------------------------------------------------------------------
Receipts:
Premiums and other revenues
        collected               $   272,335   $   274,221    $   393,639   $   319,594    $   243,436   $ 1,230,890    $ 1,080,302
Investment income received           24,706        20,108         27,434        20,079         27,690        95,311         92,207
                                -----------   -----------    -----------   -----------    -----------   -----------    -----------
     Total receipts                 297,041       294,329        421,073       339,673        271,126     1,326,201      1,172,509
                                -----------   -----------    -----------   -----------    -----------   -----------    -----------

Disbursements:
Losses and LAE paid:
     Losses and LAE paid
        - current year               59,147         6,787         35,305        83,436         60,322       185,850        138,127
     Losses and LAE paid
        - prior years               113,417       210,892        183,345       139,352        124,280       657,869        627,311
                                -----------   -----------    -----------   -----------    -----------   -----------    -----------
Total losses and LAE paid           172,564       217,679        218,650       222,788        184,602       843,719        765,438
Insurance operating expenses pai     67,197        78,957        100,177        64,223         68,280       311,637        297,633
Policyholders' dividends paid         1,868         1,627          1,439         2,880            773         6,719          9,352
Interest on corporate debt              239         2,484            502         3,582          1,798         8,366          2,091
                                -----------   -----------    -----------   -----------    -----------   -----------    -----------
     Total disbursements            241,868       300,747        320,768       293,473        255,453     1,170,441      1,074,514
                                -----------   -----------    -----------   -----------    -----------   -----------    -----------

     Net other                        9,042        (4,358)         3,373        (6,092)           947        (6,130)       (25,828)
                                -----------   -----------    -----------   -----------    -----------   -----------    -----------

Net operating cash flows        $    64,215   $   (10,776)   $   103,678   $    40,108    $    16,620   $   149,630    $    72,167
                                ===========   ===========    ===========   ===========    ===========   ===========    ===========


                                       22





                                                                       PMA Capital Corporation
                                                             Operating Cash Flows - PMA Insurance Group
                                                                           (In Thousands)

                                                4th         1st          2nd          3rd          4th         Twelve       Twelve
                                              Quarter     Quarter      Quarter      Quarter      Quarter       Months       Months
                                               2002        2003         2003         2003         2003         2003         2002
                                            ----------------------------------------------------------------------------------------
   Receipts:
   Premiums and other revenues collected     $ 129,911   $ 120,589    $ 138,915    $ 150,684    $ 147,111    $ 557,299    $ 472,186
   Investment income received                    9,859       9,340        9,772        9,523        9,433       38,068       38,761
                                             ---------   ---------    ---------    ---------    ---------    ---------    ---------
        Total receipts                         139,770     129,929      148,687      160,207      156,544      595,367      510,947
                                             ---------   ---------    ---------    ---------    ---------    ---------    ---------

   Disbursements:
   Losses and LAE paid:
        Losses and LAE paid - current year      38,742       5,226       24,316       37,387       35,923      102,852       87,417
        Losses and LAE paid - prior years       40,901      83,269       60,049       57,474       56,739      257,531      250,218
                                             ---------   ---------    ---------    ---------    ---------    ---------    ---------
   Losses and LAE                               79,643      88,495       84,365       94,861       92,662      360,383      337,635
   Insurance operating expenses paid            21,637      37,212       37,214       22,578       35,721      132,725      112,486
   Policyholders' dividends paid                 1,868       1,627        1,439        2,880          773        6,719        9,352
                                             ---------   ---------    ---------    ---------    ---------    ---------    ---------
        Total disbursements                    103,148     127,334      123,018      120,319      129,156      499,827      459,473
                                             ---------   ---------    ---------    ---------    ---------    ---------    ---------

        Net other                                4,338      (5,052)      (1,795)      (8,839)      (7,150)     (22,836)      (1,217)
                                             ---------   ---------    ---------    ---------    ---------    ---------    ---------

   Net operating cash flows                  $  40,960   $  (2,457)   $  23,874    $  31,049    $  20,238    $  72,704    $  50,257
                                             =========   =========    =========    =========    =========    =========    =========





                                                                       PMA Capital Corporation
                                                                   Operating Cash Flows - PMA Re 1
                                                                           (In Thousands)


                                            4th         1st           2nd           3rd          4th          Twelve       Twelve
                                          Quarter     Quarter       Quarter       Quarter      Quarter        Months       Months
                                           2002        2003          2003          2003         2003          2003         2002
                                        --------------------------------------------------------------------------------------------

Receipts:
Premiums collected                      $ 144,418     $ 154,610   $ 256,727     $ 170,802     $  96,971     $ 679,110     $ 559,806
Investment income received                 13,740         9,162      16,007         9,107        16,897        51,173        49,191
                                        ---------     ---------   ---------     ---------     ---------     ---------     ---------
     Total receipts                       158,158       163,772     272,734       179,909       113,868       730,283       608,997
                                        ---------     ---------   ---------     ---------     ---------     ---------     ---------

Disbursements:
Losses and LAE paid:
     Losses and LAE paid - current year    17,895           865       9,701        45,427        23,198        79,191        39,199
     Losses and LAE paid - prior years     58,008       115,870     104,331        73,694        53,940       347,835       319,330
                                        ---------     ---------   ---------     ---------     ---------     ---------     ---------
Total losses and LAE paid                  75,903       116,735     114,032       119,121        77,138       427,026       358,529
Insurance operating expenses paid          40,788        39,418      61,197        40,686        32,480       173,781       164,560
                                        ---------     ---------   ---------     ---------     ---------     ---------     ---------
     Total disbursements                  116,691       156,153     175,229       159,807       109,618       600,807       523,089
                                        ---------     ---------   ---------     ---------     ---------     ---------     ---------

     Net other                             13,613           660       8,572         1,501         9,028        19,761       (12,688)
                                        ---------     ---------   ---------     ---------     ---------     ---------     ---------

Net operating cash flows                $  55,080     $   8,279   $ 106,077     $  21,603     $  13,278     $ 149,237     $  73,220
                                        =========     =========   =========     =========     =========     =========     =========


1 On November 6, 2003 we announced our decision to withdraw from the reinsurance business previously served by PMA Re. This segment is currently in run-off.

                                       24





                                                                       PMA Capital Corporation
                                                             Operating Cash Flows - Run-off Operations 1
                                                                           (In Thousands)

                                            4th         1st           2nd           3rd          4th          Twelve       Twelve
                                          Quarter     Quarter       Quarter       Quarter      Quarter        Months       Months
                                           2002        2003          2003          2003         2003          2003         2002
                                        --------------------------------------------------------------------------------------------

  Receipts:
  Net premiums collected (paid)              $ (1,994)    $   (978)    $ (2,003)    $ (1,892)    $   (646)    $ (5,519)    $ 48,310
  Investment income received                    1,107        1,606        1,655        1,449        1,360        6,070        4,255
                                             --------     --------     --------     --------     --------     --------     --------
       Total receipts                            (887)         628         (348)        (443)         714          551       52,565
                                             --------     --------     --------     --------     --------     --------     --------

  Disbursements:
  Losses and LAE paid:
       Losses and LAE paid - current year       2,510          696        1,288          622        1,201        3,807       11,511
       Losses and LAE paid - prior years       14,508       11,753       18,965        8,184       13,601       52,503       57,763
                                             --------     --------     --------     --------     --------     --------     --------
  Total losses and LAE paid                    17,018       12,449       20,253        8,806       14,802       56,310       69,274
  Insurance operating expenses paid             4,772        2,327        1,766          959           79        5,131       20,587
                                             --------     --------     --------     --------     --------     --------     --------
       Total disbursements                     21,790       14,776       22,019        9,765       14,881       61,441       89,861
                                             --------     --------     --------     --------     --------     --------     --------

       Net other                                5,784           74          (20)      (2,279)       3,466        1,241       (5,387)
                                             --------     --------     --------     --------     --------     --------     --------

  Net operating cash flows                   $(16,893)    $(14,074)    $(22,387)    $(12,487)    $(10,701)    $(59,649)    $(42,683)
                                             ========     ========     ========     ========     ========     ========     ========


 1   Formerly known as Caliber One.



                                       25


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                                       26


                                                         PMA Capital Corporation
                                                            Statutory Surplus
                                                              (In Thousands)

                                        4th         1st          2nd         3rd          4th
                                      Quarter     Quarter      Quarter     Quarter      Quarter
                                       2002        2003         2003        2003        20031
                                    ------------------------------------------------  -----------

PMA Pool 2                           $ 305,533   $ 302,646    $ 304,109   $ 301,684    $ 296,757
PMA Capital Insurance Company 3        580,151     554,611      581,821     477,391      500,597
Caliber One Indemnity Company           26,844           -            -           -            -
Eliminations 4                        (332,377)   (302,646)    (304,109)   (301,684)    (296,757)
                                    ----------- -----------  ----------- -----------  -----------
Total                                $ 580,151   $ 554,611    $ 581,821   $ 477,391    $ 500,597
                                    =========== ===========  =========== ===========  ===========


                                                         PMA Capital Corporation
                                               Statutory Financial Information - PMA Pool 2
                                                              (In Thousands)

                                        4th         1st          2nd         3rd          4th         Twelve      Twelve
                                      Quarter     Quarter      Quarter     Quarter      Quarter       Months      Months
                                       2002        2003         2003        2003         2003 1       2003 1       2002
                                    --------------------------------------------------------------------------------------

Net Premiums Written:
    Workers Compensation & Integrated
         Disability                   $ 44,594   $ 147,425     $ 91,269   $ 116,397     $ 77,362    $ 432,453   $ 337,945
    Other Commercial Lines              14,878      28,255       25,914      17,424       14,386       85,979      73,005
                                    ----------- -----------  ----------- -----------  -----------   ----------  ----------
    Total - PMA Pool                  $ 59,472   $ 175,680    $ 117,183   $ 133,821     $ 91,748    $ 518,432   $ 410,950
                                    =========== ===========  =========== ===========  ===========   ==========  ==========

Statutory Ratios:
    Loss and LAE ratio                   77.5%       73.3%        73.6%       74.4%        87.2%        78.0%       75.3%
    Underwriting expense ratio           39.6%       21.5%        28.5%       24.9%        34.6%        26.2%       25.7%
    Policyholders' dividend ratio         0.1%        1.6%         1.6%        1.7%        -3.4%         0.0%        2.0%
                                    ----------- -----------  ----------- -----------  -----------   ----------  ----------
    Combined ratio                      117.2%       96.4%       103.7%      101.0%       118.4%       104.2%      103.0%
                                    =========== ===========  =========== ===========  ===========   ==========  ==========
    Operating ratio                     107.1%       83.0%        97.9%       94.9%       113.9%        97.3%       92.9%
                                    =========== ===========  =========== ===========  ===========   ==========  ==========




1    Estimated.

2    The PMA  Pool  is  comprised  of  Pennsylvania  Manufacturers'  Association
     Insurance   Company,   Manufacturers   Alliance   Insurance   Company   and
     Pennsylvania Manufacturers Indemnity Company.

3 On November 6, 2003 we announced our decision to withdraw from the reinsurance business previously served by PMA Capital Insurance Company. The reinsurance business is currently in run-off.

4 Surplus for PMA Pool and Caliber One Indemnity Company is eliminated as it is included in the statutory surplus of PMA Capital Insurance Company.



                                         PMA Capital Corporation
                                 Industry Ratings and Market Information

Transfer Agent and Registrar:                                  Securities Listing:
Certificate Transfers and Conversions:                         The Corporation's Class A Common Stock is listed
The Bank of New York                                           on the NASDAQ Stock Market?.  It trades under
Receive and Deliver Department - 11 W                          the stock symbol: PMACA.
P.O. Box 11002
Church Street Station                                          Inquiries:
New York, NY 10286                                             William E. Hitselberger
                                                               Chief Financial Officer
Written Inquiries:                                             215.665.5070
The Bank of New York                                           e-mail: bhitselberger@pmacapital.com
Shareholder Relations Department - 11 E
P.O. Box 11258                                                 Investor Relations
Church Street Station                                          215.665.5046
New York, NY 10286                                             investorrelations@pmacapital.com

Phone Inquiries:                                               Company Website:
800.524.4458                                                   http://www.pmacapital.com

Email Inquiries:
shareowner-svcs@bankofny.com

----------------------------------------------------------------------------------------------------------------------------

Financial Strength Ratings (as of 2/10/2004):

                                                             A.M. Best             Moody's
                                                         ------------------  --------------------
PMA Pool 1                                               B++  (5th of 16)    Ba1  (11th of 21)
PMA Capital Insurance Company 2                          B++  (5th of 16)    B1  (14th of 21)

1    The PMA  Pool  is  comprised  of  Pennsylvania  Manufacturers'  Association
     Insurance   Company,   Manufacturers   Alliance   Insurance   Company   and
     Pennsylvania Manufacturers Indemnity Company.

2 On November 6, 2003 we announced our decision to withdraw from the reinsurance business previously served by PMA Capital Insurance Company.
     The reinsurance business is currently in run-off.




                                       28
